AMENDED RULE 18F-3 PLAN

      1. A portfolio of the RBB Fund, Inc. ("Portfolio") may issue more than one class of voting stock ("Class"), provided that:

            (a)   Each such Class:

                  (1) (i) Shall have a different arrangement for shareholder services or the distribution of securities or both, and shall pay all of the expenses of that arrangement; and

                        (ii) May pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio's assets, if those expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes;

                  (2) Shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement;

                  (3) Shall have separate voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class; and

                  (4) Shall have in all other respects the same rights and obligations as each other class.

            (b) Expenses may be waived or reimbursed by the Portfolio's adviser, underwriter, or any other provider of services to the Portfolio.

            (c) (1) Any payments made under paragraph (a)(1)(i) of this Amended Rule 18f-3 Plan (the "Plan") shall conform to Appendix A to this Plan, as such Appendix A shall be amended from time to time by the Board.

                  (2) Before any vote on the Plan or Appendix A, the Directors shall be provided, and any agreement relating to a Class arrangement shall require the parties thereto to furnish, such information as may be reasonably necessary to evaluate the Plan.

                  (3) The provisions of the Plan in Appendix A are severable for each Class, and whenever any action is to be taken with respect to the Plan in Appendix A, that action will be taken separately for each Class.

            (d) A Portfolio may offer a Class with an exchange privilege providing that securities of the Class may be exchanged for certain securities of another Portfolio. Such exchange privileges are summarized in Appendix B, as may be modified by the Board from time to time, and are set forth in greater detail in the prospectuses of each of the Classes.

                   APPENDIX A

         RBB FUND
         CURRENT DISTRIBUTION FEE LEVELS
         AUGUST, 2005

A.    MONEY MARKET PORTFOLIO

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Sansom Street (Class I)            fee 0.20%                4/10/91
      Shareholder Service Fee            0.10%                    8/16/88

2.    Bedford (Class L)                  fee 0.65%                11/17/94

B.    ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Institutional Class                None                     5/29/98
      (Class QQ)

2.    Advisor Class                      fee 0.50%                10/16/96
      (Class SS)

3.    Investor Class                     fee 0.25%                10/16/96
      (Class RR)

C.    ROBECO BOSTON PARTNERS MID CAP VALUE FUND

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Investor Class                     fee 0.25%                6/1/97
      (Class TT)

2.    Institutional Class                None                     5/29/98
      (Class UU)

D.    ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Institutional Class                None                     7/01/02
      (Class VV)

2.    Investor Class                     fee 0.25%                7/01/02
      (Class WW)

E.    ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (FORMERLY MICRO CAP FUND)

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Institutional Class                None                     7/01/98
      (Class DDD)

2.    Investor Class                     fee 0.25%                7/01/98
      (Class EEE)

F.    ROBECO BOSTON PARTNERS LONG/SHORT EQUITY (FORMERLY MARKET NEUTRAL FUND)

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Institutional Class                None                     8/31/99
      (Class III)

2.    Investor Class                     fee 0.25%                8/31/99
      (Class JJJ)

G.    SCHNEIDER CAPITAL MANAGEMENT SMALL CAP VALUE FUND

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Investor Class                     None                     4/6/98
      (Class YY)

H.    SCHNEIDER CAPITAL MANAGEMENT VALUE FUND

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Investor Class                     None                     10/01/02
      (Class PPP)

I.    BOGLE SMALL CAP GROWTH FUND

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Institutional Class                None                     9/15/99
      (Class NNN)

2.    Investor                                                    9/15/99
      (Class OOO)
      Shareholder Services Fee           0.25%

J.    BAKER 500 GROWTH FUND

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Institutional Class                None                     12/02/02
      (Class II)

2.    Class S                            fee 0.50%                12/02/02
      (Class JJ)
      Shareholder Servicing Fee          0.25%

K.    ROBECO WPG CORE BOND FUND

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Institutional Class                Shareholder service fee  3/09/05
      (Class TTT)                        0.25%

2.    Investor Class                     fee 0.10%                3/09/05
      (Class SSS)

L.    ROBECO WPG TUDOR FUND

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Institutional Class                Shareholder service fee  3/09/05
      (Class UUU)                        0.25%

M.    ROBECO WPG LARGE CAP GROWTH FUND

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Institutional Class                Shareholder service fee  3/09/05
      (Class VVV)                        0.25%

O.    SENBANC FUND

                                          CURRENT DISTRIBUTION
      CLASS                                     FEE LEVEL         EFFECTIVE DATE
      -----                                     ---------         --------------
1.    Investor Class                     12b-1 fee                8/30/05
      (Class WWW)                        0.60%

         APPENDIX B

EXCHANGE PRIVILEGES OF THE PORTFOLIOS
OF THE RBB FUND, INC.

===================================================================================================================
FAMILY                                               EACH PORTFOLIO (CLASS)...          MAY BE EXCHANGED FOR ANY OF
-------------------------------------------------------------------------------------------------------------------
n/i*                                                 Emerging Growth (FF)               Emerging Growth (FF)
                                                     Growth (GG)                        Growth (GG)
                                                     Mid Cap (HH)                       Mid Cap (HH)
                                                     Small Cap Value (MMM)              Small Cap Value (MMM)
-------------------------------------------------------------------------------------------------------------------
Robeco Boston Partners (Institutional Classes)       Mid Cap Value (TT)                 ROBECO BOSTON PARTNERS:
                                                     Large Cap Value (QQ)
                                                     All-Cap Value (VV)                 Mid Cap Value (TT)
                                                     Small Cap Value II (DDD)           Large Cap Value (QQ)
                                                     Long/Short Equity (III)            All-Cap Value (VV)
                                                                                        Small Cap Value II (DDD)
                                                                                        Long/Short Equity (III)

                                                                                        ROBECO WPG:

                                                                                        Core Bond (W)
                                                                                        Large Cap Growth (Y)
                                                                                        Tudor (Z)
-------------------------------------------------------------------------------------------------------------------
Robeco Boston Partners (Investor Classes)            Mid Cap Value (UU)                 ROBECO BOSTON PARTNERS:
                                                     Large Cap Value (RR)
                                                     All-Cap Value (WW)                 Mid Cap Value (UU)
                                                     Small Cap Value II (EEE)           Large Cap Value (RR)
                                                     Long/Short Equity (JJJ)            All-Cap Value (WW)
                                                     Fund (LLL)                         Small Cap Value II(EEE)
                                                                                        Long/Short Equity (JJJ)
                                                                                        Fund (LLL)

                                                                                        ROBECO WPG:

                                                                                        Core Bond (Z)
-------------------------------------------------------------------------------------------------------------------
Robeco WPG (Institutional Classes)                   Core Bond (W)                      ROBECO BOSTON PARTNERS:
                                                     Large Cap Growth (Y)
                                                     Tudor (Z)                          Mid Cap Value (TT)
                                                                                        Large Cap Value (QQ)
                                                                                        All-Cap Value (VV)
                                                                                        Small Cap Value II (DDD)
                                                                                        Long/Short Equity (III)

                                                                                        ROBECO WPG:

                                                                                        Core Bond (W)
                                                                                        Large Cap Growth (Y)
                                                                                        Tudor (Z)
-------------------------------------------------------------------------------------------------------------------
Robeco WPG (Investor Classes)                        Core Bond (Z)                      ROBECO BOSTON PARTNERS:

                                                                                        Mid Cap Value (UU)
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
FAMILY                                               EACH PORTFOLIO (CLASS)...          MAY BE EXCHANGED FOR ANY OF
-------------------------------------------------------------------------------------------------------------------
                                                                                        Large Cap Value (RR)
                                                                                        All-Cap Value (WW)
                                                                                        Small Cap Value II(EEE)
                                                                                        Long/Short Equity (JJJ)
                                                                                        Fund (LLL)
-------------------------------------------------------------------------------------------------------------------

* During periods when these Portfolios are closed they are not eligible for exchange.